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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2005

Retirement Savings Plan of Forest Oil Corporation
(Exact name of registrant as specified in its charter)

N/A
(State or other jurisdiction of incorporation)

1-13515	N/A
(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant's Certifying Accountant.

        On April 26, 2005, the Retirement Savings Plan of Forest Oil Corporation (the "Plan") received a copy of a letter from KPMG LLP ("KPMG") dated April 25, 2005 addressed to the Securities and Exchange Commission regarding the statements included under Item 4.01 of the Form 8-K dated April 20, 2005 that was filed with the Commission on April 25, 2005. A copy of the letter furnished by KPMG is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits.

  16.1
  Letter from KPMG LLP dated April 25, 2005 addressed to the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETIREMENT SAVINGS PLAN OF FOREST OIL CORPORATION (Registrant)
Dated: April 27, 2005	By:	/s/ CYRUS D. MARTER IV Cyrus D. Marter IV Member of the Employee Benefits Committee, Vice President, General Counsel And Secretary of Forest Oil Corporation

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K/A

Exhibit	Description
16.1	Letter from KPMG LLP dated April 25, 2005 addressed to the Securities and Exchange Commission.

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  Item 4.01. Change in Registrant's Certifying Accountant.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K/A